PRINCIPAL ACCOUNTING POLICIES (Tables)	12 Months Ended
Mar. 31, 2022
Sensitivity Analysis of Fair Value of Interests Continued to be Held by Transferor, Servicing Assets or Liabilities, Impact of Adverse Change in Assumption [Line Items]
Schedule of estimated useful lives of property, equipment and software

Property, equipment and software are stated at cost less accumulated depreciation and amortization. Depreciation and amortization is computed using the straight-line method over the following estimated useful lives, taking into account any estimated residual value:

Electronic equipment	3 years
Furniture	5 years
Vehicles and motors	4 years
Software	5 years
Leasehold improvement	lesser of the term of the lease or the estimated useful lives of the assets

Schedule of value-added tax rate for general VAT payers

The Company’s subsidiaries and former VIEs are subject to value-added tax and related surcharges on the revenues earned for services provided in the PRC. The applicable value-added-tax rate for general VAT payers is set out in the following table.

Type of service	Applicable VAT rate (%)
Vehicle sales	0.5% - 6%
Commission	6%
Value-added service	6%
Other services	6%

Schedule of sensitivity analysis

Changes in certain key assumptions would affect the provision for credit loss of Loans recognized as a result of payments under guarantees. The effect of the indicated change in the assumptions for the Company was as follows (in thousands) as of March 31, 2022:

Assumption	Basis Point Change	Increase/ (Decrease)
Loss rate	+/- 100	1,312/ (3,790)